                                                                EXHIBIT 10.04

                    SUBORDINATION AND INTERCREDITOR AGREEMENT


                  THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Agreement") is made and entered into as of this 20th day of December, 2001, by John N. Kapoor, as Trustee under THE JOHN N. KAPOOR TRUST, dated September 20, 1989 (the "Junior Party") and NEOPHARM, INC., a Delaware corporation (the "Lender").

                                R E C I T A L S:

         A. The Lender and Akorn, Inc., a Louisiana corporation (the "Borrower"), have entered into that certain Processing Agreement, of even date herewith (the "Processing Agreement"), and, in connection therewith, Borrower executed and delivered that certain Promissory Note, of even date herewith (the "Promissory Note"), evidencing a loan made by Lender to Borrower, as of the date hereof, in aggregate principal amount of THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS (US$3,250,000.00), plus accrued but unpaid interest (the "Lender Debt").

         B. On July 13, 2001, the Borrower and the Junior Party entered into that certain Convertible Bridge Loan and Warrant Agreement (the "Junior Agreement"), pursuant to which the Junior Party made certain loans to Borrower in aggregate principal amount of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00), plus accrued interest thereon (the aforementioned loans, accrued interest thereon and any other loans made by the Junior Party to the Borrower (excluding any consulting fee, chairman's fee and expense reimbursement, whether or not deferred, owed by Borrower to the Junior Party or any entity controlled by the Junior Party), presently outstanding or made in the future, to be collectively referred to as the "Junior Debt"). In connection with the consummation of the Junior Agreement, the Junior Party entered into a Subordination Agreement, of even date therewith, whereby the Junior Party agreed to subordinate the Junior Debt to all outstanding debt owed by Borrower to The Northern Trust Company ("Northern Trust"), Borrower's senior lender, under the terms of an Amended and Restated Credit Agreement, as most recently amended by that certain Forbearance Agreement, dated July 13, 2001, by and among Northern Trust, the Borrower and the Borrower's wholly-owned subsidiary, Akorn (New Jersey), Inc, an Illinois corporation.

         C. Lender was unwilling to enter into the Processing Agreement or provide Borrower with the Lender Debt unless the Junior Party entered into this Subordination and Intercreditor Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         1. RECITALS. The Recitals of this Agreement are incorporated herein and made a part hereof by this reference thereto.

         2. JUNIOR DEBT SUBORDINATE TO LENDER DEBT. The Junior Debt is hereby, and shall continue to be, subject and subordinate in lien and in payment to the lien and payment of the Lender Debt and any other document evidencing, securing or guaranteeing the Lender Debt without regard to the application of such proceeds together with all interest, late fees, default interest, future principal advances and all other sums due under the Promissory Note. The foregoing shall apply notwithstanding the actual date and time of execution, delivery, recordation, filing or perfection of the Lender Debt or the Junior Debt, or the lien or priority of payment thereof.

         Until all Lender Debt shall have been paid in full, the Junior Party shall not, directly or indirectly, demand or accept from the Borrower nor cancel or otherwise discharge all or any part of the Junior Debt, and the Junior Party shall not otherwise take or permit any action prejudicial to or inconsistent with the Lender's priority position over the Junior Party created by this Agreement. Excluded from the provisions of this paragraph 2 are the conversion rights under the Junior Debt of principal and interest to an equity interest in Borrower.

         3. ALLOCATION OF COLLATERAL DURING BANKRUPTCY, ETC. In the event of (a) any proceeding under the Bankruptcy Code or other applicable federal or state insolvency law relative to the Borrower, or (b) any liquidation, dissolution or other winding up of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower, then and in any such event, the Lender shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of the Lender Debt, and to that end the Lender shall be entitled to receive as collateral therefor, any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable to the Junior Party in such proceeding, dissolution, liquidation or other winding up or event until the Lender Debt is fully repaid and discharged.

         In the event that, notwithstanding the foregoing provisions of this
Section 3, the Junior Party shall have received any cash or assets of any kind from Borrower as payment for the Junior Debt or to secure, guarantee or discharge all or any part of the Junior Debt before all Lender Debt is paid in full, then and in such event such cash or assets shall be delivered forthwith to the Lender or, if required by law, the trustee in bankruptcy, receiver, custodian, assignee, agent or other person making payment or distribution of assets of the Borrower as collateral for the Lender Debt remaining unpaid, to the extent necessary to pay all the Lender Debt in full, after giving effect to any concurrent payment or distribution to or for the Lender.

         4. CERTAIN MATTERS RELATING TO BANKRUPTCY. The Junior Party hereby waives any objection it may have to the use of cash collateral or the financing of the Borrower pursuant to either Section 363 or Section 364, including, without limitation, Section 364(d), of the Bankruptcy Code. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice by telegraph, telecopy or hand delivery to the Junior Party at address indicated on the signature page attached hereto. All allocations of payments between the Lender and the Junior Party, subject to any court order, continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. To the extent that the Lender receives payments on the Lender Debt which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Lender Debt, or part thereof, intended to be satisfied shall be reinstated and continue in full force and effect as if such payments or proceeds had not been received by the Lender.

         5. CONTINUING NATURE OF SUBORDINATION. This Agreement shall be effective and may not be terminated or otherwise revoked by the Junior Party until the Lender Debt shall have been fully repaid and discharged and all financing arrangements between the Borrower and the Lender under the Promissory Note as amended from time to time, have been terminated. If the Junior Party shall have any right under applicable law to terminate or revoke this Agreement which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by the Junior Party, is delivered to the Lender pursuant to the provisions of Section 10, PROVIDED, HOWEVER, that no such notice of termination or revocation shall affect or impair any of the agreements and obligations of the Junior Party hereunder with respect to any and all Lender Debt existing prior to the time of receipt of such notice by the Lender, any and all Lender Debt created or acquired thereafter pursuant to any previous commitments made by the Lender under the Promissory Note, any and all extensions or renewals of any of the foregoing, any and all interest accruing on any of the foregoing, and any and all expenses paid or incurred by the Lender in endeavoring to collect or realize upon any of the foregoing; and all of the agreements and obligations of the Junior Party under this Agreement shall, notwithstanding any such notice of termination or revocation, remain fully in effect until such Lender Debt (including any extensions or renewals thereof and all such interest and expenses) shall have been paid in full.

         The Junior Party agrees that the Lender shall be entitled to manage and supervise the Lender's loans to the Borrower in accordance with applicable law, the terms of the Promissory Note and the Lender's usual practices, modified from time to time as the Lender deems appropriate under the circumstances, without regard to the existence of any rights that the Junior Party may now or hereafter have and that the Lender shall have no liability to the Junior Party for, and Junior Party hereby waives any claim which the Junior Party may now or hereafter have against, the Lender arising out of any and all actions which the Lender, in good faith, takes or omits to take with respect to the Promissory Note or any other agreement related thereto or to the collection of the Lender Debt.

         6. INFORMATION CONCERNING FINANCIAL CONDITION OF THE BORROWER. The Junior Party hereby assumes responsibility for keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Lender Debt that diligent inquiry would reveal, and the Junior Party hereby agrees that the Lender shall have no duty to advise the Junior Party of information known to the Lender regarding such condition or any such circumstances except as set forth below.

         7. ASSIGNMENT; REFINANCING. The Junior Agreement and the rights and obligations therein may be sold, assigned or transferred by the Junior Party to an entity controlled by the Junior Party, to members of the immediate family of the Junior Party, or to trusts, partnerships, S-corporations or other beneficiaries of the Junior Party. In the event of such transfer, the assignee shall become subject to the terms of this Agreement. Except for such transfers described above, the Junior Party shall not sell, assign or otherwise transfer any interest in the Junior Agreement without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

         8. COVENANTS AND ASSURANCES. The Junior Party shall (a) provide the Lender with a copy of any and all notices of default, event of default or acceleration which the Junior Party gives Borrower under or in connection with the Junior Agreement or Junior Debt, which notices to the Lender shall be given at the same time as the Junior Party gives such notices to the

Borrower, and (b) upon the request of Lender, execute and deliver to the Lender such other documents and assurances and do or cause to be done all such other acts and things as may be reasonably required by the Lender in order to give effect to this Agreement.

         The Lender shall provide the Junior Party with a copy of any and all notices of default, events of default or acceleration which the Lender gives Borrower under or in connection with the Lender Debt, which notices to the Junior Party shall be given at the same time Lender gives such notices to the Borrower.

         9. WAIVERS, ETC. No delay on the part of the Lender in its respective exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Lender or Junior Party except as expressly set forth in a writing duly signed and delivered on behalf of the Lender.

         10. NOTICES. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail certified mail, return receipt requested (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Lender shall be deemed to have been given only when received by the Lender.

         11. GOVERNING LAW AND CONSTRUCTION. The validity, construction and enforceability of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to conflict of laws principles thereof.

         12. CONSENT TO JURISDICTION. AT THE OPTION OF THE LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN COOK COUNTY, ILLINOIS; AND THE BORROWER AND JUNIOR PARTY EACH CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER OR JUNIOR PARTY COMMENCE ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         13. WAIVER OF JURY TRIAL. BORROWER AND JUNIOR PARTY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY

OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Borrower, the Junior Party and the Lender.

         15. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed, or caused this agreement to be executed by the respective officers thereunto duly authorized, as of the day and year first above written.

                       John N. Kapoor, as Trustee under
                       THE JOHN N. KAPOOR TRUST,
                       Dated September 20, 1989

                       By:
                          ----------------------------
                       Its:
                           ---------------------------

                       Address:
                               -----------------------

                       Fax No.:
                               -----------------------
                       Attn:             John Kapoor



                       NEOPHARM, INC., a Delaware corporation

                       By:
                          ----------------------------
                       Its:     President and Chief Executive Officer

                       Address: 150 Field Drive, Suite 195
                                Lake Forest, Illinois  60045
                                Attn:  President and Chief Executive Officer
                       Fax No.: (847) 295-8854

Acknowledged and Agreed by:

AKORN, INC., a Louisiana corporation

By:
   -----------------------
Its:

Address:          Akorn, Inc.
                  2500 Millbrook Drive
                  Buffalo Grove, IL 60089-4694
                  Facsimile No. (847) 279-6123
                  Attn:  Ben Pothast